Federated High Income Bond Fund II
Primary Shares
Service Shares

A Portfolio of Federated Insurance Series
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Supplement to the Prospectuses dated April 30, 2005.

Under the section entitled "Frequent Trading Policies" please add the following as the third paragraph of the section:


The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.













August 29, 2005

Cusip 313916306
Cusip 313916843
33408  (8/05)